Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Cambridge Bancorp (the “Company”) for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge on the date hereof:

(1) The Form 10-K Report fully complies with the requirements of section 13(a) or 15(d) as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 14, 2022	By:	/s/ Denis K. Sheahan
Denis K. Sheahan
Chairman, President & Chief Executive Officer (Principal Executive Officer)